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                                                                   EXHIBIT 10.26

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), dated as of FEBRUARY 10, 2003, is made and entered into by and between Scottish Annuity & Life Holdings, Ltd., a Cayman Islands, British West Indies company (the "Company") and THOMAS A. MCAVITY, JR. (the "Executive").

                              W I T N E S S E T H:

WHEREAS, on July 1, 2002, Scottish Annuity & Life Insurance Company (Cayman) Ltd. ("SALIC"), a subsidiary of the Company, and Executive executed an employment agreement (the "Employment Agreement");

WHEREAS, the Company desires to assume the duties and obligations of SALIC under the Employment Agreement and provide the Executive with additional benefits on the terms and conditions set forth in this Amendment; and

WHEREAS, SALIC has agreed to assign the Employment Agreement and the Executive is willing to accept such benefits in lieu of performing services for the Company under the Employment Agreement.

NOW, THEREFORE, in consideration of the agreements and covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree to modify and amend the Employment Agreement as follows:

     For all purposes herein and in the Employment Agreement, "Company" shall mean Scottish Annuity & Life Holdings, Ltd.

     SECTION 1

     (c)(iv) shall be deleted.

     SECTION 4

     (a) During the Term, Executive will serve in the position of Executive Vice President and Chief Investment Officer of the Company, or such other positions as may be agreed upon by the Company and the Executive, and will have such duties, functions, responsibilities and authority as are (i) reasonably assigned to him by the Chief Executive Officer of the Company, consistent with Executive's positions as the Company's Executive Vice President and Chief Investment Officer of (ii) assigned to his office in the Company's Articles of Association. Executive will report directly to the Chief Executive Officer of the Company.

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7.   Termination.

          (ii) For purposes of this Agreement, "Good Reason" shall mean (A) prior to a Change in Control, (I) a failure by the Company to comply with any material provision of this Agreement; (II) the liquidation, dissolution, merger, consolidation or reorganization of the Company or all of its business and/or assets, unless the successor(s) assume all duties and obligations of the Company pursuant to Section 14(a); (III) upon the provision of notice by the Company under Section 3 of non-renewal of the Agreement; or (IV) on or after MARCH 4, 2007, for any reason, or without reason, and (B) on or after a Change in Control, (I) any of the events set forth in Section 7(d)(ii)(A); (II) any material and adverse change to Executive's duties or authority which are inconsistent with his title and position set forth herein; (III) a diminution of Executive's title or position; (IV) the relocation of Executive's office; (V) a reduction in Executive's Base Salary; or (VI) a material reduction in Executive's benefits provided pursuant to Section 6 other than a reduction permitted under terms and conditions of the applicable Company policy or benefit plan.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first written above.


                                         ------------------------------------
                                         Thomas A. McAvity



                                         SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                         By:
                                            ------------------------------------
                                         Name:    Scott E. Willkomm
                                         Title:   President



                                         SCOTTISH ANNUITY & LIFE INSURANCE
                                         COMPANY (CAYMAN) LTD.


                                         By:
                                            ------------------------------------
                                         Name:    Scott E. Willkomm
                                         Title:   Director